As filed with the Securities and Exchange Commission on August 8, 2016

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22593

The Cushing Energy Income Fund

(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225

(Address of principal executive offices) (Zip code)

Jerry V. Swank

8117 Preston Road, Suite 440, Dallas, TX 75225

(Name and address of agent for service)

214-692-6334

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2016

Item 1. Reports to Stockholders.

Semi-Annual Report

May 31, 2016

THE CUSHING® ENERGY INCOME FUND

Investment Adviser Cushing® Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888)-777-2346 www.cushingcef.com www.cushingasset.com

The Cushing® Energy Income Fund

Shareholder Letter

Dear Fellow Shareholder,

The Cushing® Energy Income Fund (formerly known as the Cushing® Royalty & Income Fund) (the “Fund”) generated negative returns for shareholders for the six month period ended May 31, 2016. For the period, the Fund delivered a Net Asset Value Total Return (equal to the change in net asset value per share plus the reinvested distributions from underlying Fund investments during the period) of -15.12%, versus a total return of +1.91% for the S&P 500 Index (Total Return). The Fund’s Share Price Total Return (equal to the change in net share price per share plus the reinvested distributions from underlying Fund investments paid during the period) was -11.19% for the fiscal period ended May 31, 2016, and differs from the Net Asset Value Total Return due to fluctuations in the discount of share price to NAV. The Fund’s shares traded at a 4.92% discount to NAV as of the end of the period.

Energy Sector Market Review

The broader domestic equity market, as measured by the performance of the S&P 500 Index, performed only slightly better than flat during the period after dropping significantly during January and February of 2016. Global markets remained volatile in the face of further weak economic data points from China and the worsening terrorism threat in Europe. However, despite these challenges, according to the International Energy Agency, global economic growth, combined with exceptionally low crude oil and refined product prices, could drive crude oil demand growth of up to 1.4 million bbls/d in 2016 and 1.3 million bbls/d in 2017.1

The most significant event that impacted the energy sector (and equities held by the Fund) during the period was the continued decline (followed by a rebound) in crude oil prices in the first half of the 2016 calendar year. Notably, by February 11, crude oil prices reached a cyclical low of $26.05/bbl, the lowest level since 2003. This fall in crude oil prices followed the December 2015 OPEC meeting during which the cartel not only deferred production curtailments, but also effectively removed production quotas allowing producers to continue to flood the market. Clearly, OPEC policy continued to be the primary driver of crude oil prices during the period despite improving U.S. supply and global inventory data points.

Fund Performance

The stocks that made the strongest positive contributions to the Fund’s performance during the period were Targa Resources Corp. (NYSE: TRGP) and NuStar Energy, L.P. (NYSE: NS). TRGP provides midstream crude oil, natural gas and natural gas liquids (“NGL”) services. The company also stores, fractionates, treats, transports and sells NGL and related products. The company benefited from improving outlook for NGL pricing and margins, as well as having one of the leading crude oil, natural gas and NGL gathering and processing system footprints in the Permian Basin in West Texas. NS transports and stores crude oil and refined products. The company owns and operates pipelines, terminals and oil storage facilities. NS benefited from steady underlying business fundamentals, above 1x distribution coverage and improving valuation. Each of these positions remained in the Fund’s portfolio at the end of the reporting period.

[1]	International Energy Agency, Oil Market Report, June 2016

Detractors from the Fund’s performance included Capital Product Partners, L.P. (NASDAQ: CPLP) and Vanguard Natural Resources, L.P. (NASDAQ: VNR). CPLP is a leader in the seaborne transportation of crude oil, refined oil products including gasoline, diesel, fuel oil and jet fuel. One of CPLP’s largest customers was forced to renegotiate its above-market rates with CPLP due to financial distress. CPLP underperformed during the period, due to company management’s decision to unexpectedly cut the distribution rate by an amount that was greater than what some investors thought was necessitated by re-negotiated contract rates. VNR is an Upstream MLP with exposure to crude oil and natural gas prices. VNR underperformed due to the fall in crude oil prices and suspension of the company’s distribution due to high debt levels. The Fund sold its holdings in CPLP and VNR during the period.

We continued to look for stocks with attractive valuations and growth opportunities, as well as those with near-term catalysts. During the period, we added a position in Hess Corp. (NYSE: HES), which is an independent oil and gas exploration and production (“E&P”) company with assets in the Bakken and Utica Shales, as well as offshore E&P activities in the Gulf of Mexico, South America, East Africa and Southeast Asia. We sold the Upstream MLPs EV Energy Partners, L.P. (NASDAQ: EVEP), Legacy Reserves, L.P. (NASDAQ: LGCY), and Memorial Production Partners, L.P. (NASDAQ: MEMP) in favor of other stocks that we believed had greater potential upside.

The Fund shifted to overweight positions in the “Other Energy Companies” subsector, as we believed these entities offered superior total return potential relative to the Upstream MLP subsector in the current depressed crude oil price environment. We also exited positions in Canadian energy companies during the period.

We continued to have minimal exposure to the Variable Distribution master limited partnership (“MLP”) subsector and no exposure to the Energy Trust subsector due to concerns of weakening fundamentals and the potential for lower distributions due to declines in crude oil prices.

Leverage

The Fund’s investment strategy focuses on holding core positions in companies with cash flow generating business models and long-term growth prospects. We also work diligently to optimize the use of leverage for additional income and total return potential. This involves leveraging investments when the probabilities of positive total return are deemed to be skewed favorably. As the prices of the Fund’s investments increase or decline, there is a risk that the impact to the Fund’s NAV and total return will be negatively impacted by leverage, but this strategy is designed to have a positive impact over the longer term. At the end of the period, the Fund had a leverage ratio of about 105%, which compares to an average 125% leverage ratio in the prior fiscal year. Leverage was reduced to a lower level compared with the previous year due to increased volatility and price declines in the energy sector during the period. Fund performance was negatively impacted by the use of leverage during the period.

Investment Policy Changes

As previously announced, the Board of Trustees of the Fund approved certain changes in the Fund’s non-fundamental investment policies, which will become effective as of October 1, 2016. The Fund will continue to pursue its investment objective to seek a high total return with an emphasis on current income. No assurance can be given that the Fund’s investment objective will be achieved.

The Fund currently pursues its investment objective by investing in companies engaged in the upstream energy markets. Under the modified investment policies, the Fund will focus on a wider array of E&P companies, including large cap E&P companies and integrated energy companies with significant E&P activities.

Effective as of October 1, 2016:

•

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in public and private securities of energy companies involved in exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined products or coal.

•	The Fund will invest no more than 25% of its total assets in securities of energy MLPs that qualify as publicly traded partnerships under the Internal Revenue Code.

No other changes to the Trust’s investment policies are being made in connection with these changes, nor are any such further changes currently anticipated. The current portfolio managers of the Trust will continue to serve as the Trust’s portfolio managers, and it is not currently anticipated that there will be substantial portfolio turnover in conjunction with these changes in the immediate future.

Closing

North American shale oil and gas are an important component in global energy supply and, we believe, will be a significant contributor for many years to come. While not the absolute lowest cost source of oil, oil shales have the potential to be an important asset in most energy companies’ portfolios, and we see good growth opportunities for E&P companies as they develop these assets over the long term. The U.S. energy sector has shown incredible resilience throughout this most recent oil price cycle. Service costs have plummeted and drilling efficiencies and productivity of wells has only continued to increase across many of the shale plays.

In anticipation of the effective date of upcoming changes to the Fund’s investment policies approved by the Fund’s Board of Trustees, we are beginning the process of transitioning the Fund’s holdings to integrated energy companies, large and mid-capitalization E&P companies, and midstream MLPs that we believe are well-positioned to benefit from these changes in a stable and potentially improving oil price environment. As we have noted in previous updates, the sharp decline in capital spending by the oil and gas producers in the U.S. has led to a meaningful decline in U.S. crude oil production over the last year. We believe this decline, coupled with an outlook for robust demand growth through the next several years could continue to be supportive of oil prices going forward.

Given what see as an improving supply/demand environment for crude oil, we have positioned the Fund less defensively than in recent months, with more of a focus on energy companies with best-in-basin or uniquely positioned assets, efficient operations and the ability to quickly ramp growth rates if oil prices increase were to increase significantly.

We remain focused on oil and gas producing companies with high-quality assets and favorable long-term fundamentals and the potential for attractive total returns. We believe the U.S. Energy “Renaissance” will continue, and we are encouraged by the improving energy supply and demand fundamentals.

We truly appreciate your support and look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank

Chairman, Chief Executive Officer and President

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change.

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below net asset value. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

An investment in the Fund involves risks. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund will invest in U.S. royalty trusts, Canadian royalty trusts, Canadian exploration & production companies and Master Limited Partnerships (MLPs) which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. MLPs are subject certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. There is a risk to the future viability of the ongoing operation of MLPs that return investor’s capital in the form of distributions.

The Fund is organized as a “C” corporation and is subject to U.S. federal income tax on its taxable income at the corporate tax rate (currently as high as 35%) as well as state and local income taxes. The potential tax benefits of investing in MLPs depend on them being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value.

The Fund incurs operating expenses, including advisory fees, as well as leverage costs. Investment returns for the Fund are shown net of fees and expenses.

The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. This deferred tax liability is reflected in the daily NAV and as a result the Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The index does not include fees or expenses. It is not possible to invest directly in an index.

The Cushing® Energy Income Fund

Allocation of Portfolio Assets(1) (Unaudited)

May 31, 2016

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is not assurance that the Fund will continue to hold any particular security.
(2)	Common Stock
(3)	Master Limited Partnerships and Related Companies
(4)	Senior Notes

The Cushing® Energy Income Fund

Key Financial Data (Supplemental Unaudited Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunctions with our full financial statements.

	Period from December 1, 2015 through May 31, 2016	Fiscal Year Ended 11/30/15	Fiscal Year Ended 11/30/14(b)	Fiscal Year Ended 11/30/13(b)	Period from February 28, 2012(a) through November 30, 2012(b)
FINANCIAL DATA
Total income from investments
Distributions and dividends received, net of foreign taxes withheld	$805,438	$6,668,128	$20,137,951	$18,179,680	$15,020,054
Interest income & other	$78,277	$233,189	$248,155	$246,588	$136,981

Total income from investments	$883,715	$6,901,317	$20,386,106	$18,426,268	$15,157,035
Advisory fee and operating expenses
Advisory fees, less expenses waived by Adviser	$155,672	$1,167,043	$3,608,273	$3,062,040	$2,165,708
Operating expenses (c)	304,611	680,843	569,207	511,443	590,559
Leverage costs	35,529	176,588	477,428	251,082	172,350

Total advisory fees and operating expenses	$495,812	$2,024,474	$4,654,908	$3,824,565	$2,928,617
Distributable Cash Flow (DCF)(d)	$387,903	$4,876,843	$15,731,198	$14,601,703	$12,228,418
Distributions paid on common stock	$1,476,084	$11,975,033	$20,646,253	$19,185,340	$9,553,051
Distributions paid on common stock per share	$0.60	$4.67	$10.00	$10.00	$5.00
Distribution Coverage Ratio
Before advisory fee and operating expenses	0.6x	0.6x	1.0x	1.0x	1.6x
After advisory fee and operating expenses	0.3x	0.4x	0.8x	0.8x	1.3x
OTHER FUND DATA (end of period)
Total Assets, end of period	27,645,285	41,412,974	209,195,895	212,536,830	214,585,962
Unrealized appreciation (depreciation), net of income taxes	(66,039,459)	(101,802,130)	(47,092,530)	7,596,847	(1,326,035)
Short-term borrowings	—	9,184,883	51,090,203	34,300,000	20,300,000
Short-term borrowings as a percent of total assets	0%	22%	24%	16%	9%
Net Assets, end of period	25,174,920	32,012,223	150,707,060	177,824,489	193,829,931
Net Asset Value per common share	$10.17	$12.93	$61.05	$92.15	$101.35
Market Value per share	$9.67	$11.75	$72.20	$86.00	$100.20
Market Capitalization	$23,933,144	$29,081,121	$178,296,716	$165,955,129	$191,673,903
Shares Outstanding	2,474,989	2,474,989	2,469,484	1,929,711	1,912,913

(a)	Commencement of operations

(b)	Per share data adjusted for 1:5 reverse stock split completed as of September 14, 2015.

(c)	Excludes expenses related to capital raising

(d)	“Net Investment Loss” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP and Energy Trusts distributions.

The Cushing® Energy Income Fund

Schedule of Investments (Unaudited)	May 31, 2016

COMMON STOCK — 70.0%	Shares	Fair Value
Exploration & Production — 64.2%
France — 5.2%
Total S A	27,000	$1,310,040
Netherlands — 5.6%
Royal Dutch Shell Plc(1)	29,000	1,406,210
Norway — 4.4%
Statoil ASA	70,000	1,103,200
United Kingdom — 5.2%
BP PLC	41,864	1,314,530
United States — 43.8%
Anadarko Petroleum Corporation	10,500	544,530
Chevron Corporation(1)	18,000	1,818,000
Devon Energy Corporation	22,532	813,180
EOG Resource, Inc.(1)	16,238	1,321,124
Exxon Mobil Corporation(1)	19,600	1,744,792
Hess Corporation	10,000	599,300
Noble Energy, Inc.	15,000	536,250
Occidental Petroleum Corporation(1)	25,300	1,908,632
Pioneer Natural Resource Company	9,158	1,468,210
Synergy Resources Corporation(2)	45,000	271,800

		16,159,798

Midstream — 5.8%
United States — 5.8%
Targa Resources Corporation	33,976	1,455,192

Total Common Stocks (Cost $18,193,345)		$17,614,990

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 25.0%
Crude Oil & Refined Products — 5.9%
United States — 5.9%
NuStar Energy, L.P.	15,900	$781,803
Rose Rock Midstream, L.P.	27,000	696,600

		1,478,403

Large Cap Diversified — 10.0%
United States — 10.0%
Energy Transfer Partners, L.P.(1)	20,888	757,399
ONEOK Partners, L.P.(1)	30,000	1,138,500
Williams Partners, L.P.	19,500	622,440

		2,518,339

Natural Gas Gatherers & Processors — 1.0%
United States — 1.0%
Enlink Midstream Partners, L.P.	16,000	251,840

Propane — 2.8%
United States — 2.8%
NGL Energy Partners, L.P.	46,943	705,084

Shipping — 4.4%
Republic of the Marshall Islands — 4.4%
Golar LNG Partners, L.P.	47,000	799,470
Gaslog Partners, L.P.	15,000	304,800

		1,104,270

Upstream — 0.9%
United States — 0.9%
Dorchester Minerals, L.P.(1)	18,223	236,717

Total Master Limited Partnerships and Related Companies (Cost $7,713,870)		$6,294,653

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Schedule of Investments (Unaudited)	May 31, 2016 — (Continued)

FIXED INCOME — 10.2%	Principal Amount	Fair Value

Exploration & Production — 10.2%
United States — 10.2%
BreitBurn Energy Partners, L.P., 7.875%, due 04/15/2022(1)	1,000,000	$140,000
Continental Resources, Inc., 3.800%, due 06/01/2024	500,000	438,750
EV Energy Partners, L.P., 8.000%, due 04/15/2019(1)	2,000,000	1,070,000
Range Resources Corporation, 5.000%, due 03/15/2023	500,000	467,500
SM Energy Co., 6.125%, due 11/15/2022	500,000	460,000

Total Fixed Income (Cost $4,265,511)		$2,576,250

SHORT-TERM INVESTMENTS — INVESTMENT COMPANIES — 1.9%	Shares
United States — 1.9%
AIM Short-Term Treasury Portfolio Fund — Institutional Class, 0.22%(3)	96,062	$96,062
Fidelity Government Portfolio Fund — Institutional Class, 0.26%(3)	94,855	94,855
Fidelity Money Market Portfolio — Institutional Class, 0.35%(3)	96,062	96,062
First American Government Obligations Fund — Class Z, 0.29%(3)	96,062	96,062
Invesco STIC Prime Portfolio, 0.32%(3)	96,062	96,062

Total Short-Term Investments — Investment Companies (Cost $479,103)		$479,103

TOTAL INVESTMENTS — 107.1% (Cost $30,651,829)		$26,964,996
Liabilities in Excess of Other Assets — (7.1)%		(1,790,076)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%		$25,174,920

Percentages are stated as a percent of net assets.

(1)	All or a portion of these securities are held as collateral pursuant to the loan agreements.

(2)	No distribution or dividend was made during the period ended May 31, 2016. As such, it is classified as a non-income producing security as of May 31, 2016.

(3)	Rate reported is the current yield as of May 31, 2016.

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Statement of Assets & Liabilities (Unaudited)

May 31, 2016

May 31, 2016
Assets
Investments, at fair value (cost $30,651,829)	$26,964,996
Receivable for investments sold	431,681
Distributions and dividends receivable	46,725
Interest receivable	36,895
Prepaid expenses and other receivables	164,988

Total assets	27,645,285

Liabilities
Payable to Adviser, net of waiver	21,632
Payable for investments purchased	2,314,327
Distributions payable	4,198
Payable to Trustees	8,102
Accrued expenses and other liabilities	122,106

Total liabilities	2,470,365

Net assets applicable to common stockholders	$25,174,920

Net Assets Applicable to Common Stockholders Consisting of
Capital stock, $0.001 par value; 2,474,989 shares issued and outstanding (unlimited shares authorized)	$2,475
Additional paid-in capital	218,934,988
Accumulated undistributed net investment income, net of income taxes	327,641
Accumulated realized loss, net of income taxes	(128,050,725)
Net unrealized depreciation on investments, net of income taxes	(66,039,459)

Net assets applicable to common stockholders	$25,174,920

Net Asset Value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$10.17

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Statement of Operations (Unaudited)

Period from December 1, 2015 through May 31, 2016

Investment Income
Dividends and distributions received, net of foreign taxes withheld of $8,511	$805,438
Less: return of capital on distributions	(743,736)

Distribution income	61,702
Interest income	78,277

Total Investment Income	139,979

Expenses
Advisory fees	196,295
Franchise tax expense	77,481
Professional fees	69,088
Administrator fees	42,757
Reports to stockholders	38,986
Registration fees	25,473
Trustees’ fees	20,409
Custodian fees and expenses	11,355
Transfer agent fees	9,596
Insurance expense	4,376
Fund accounting fees	1,090
Other expenses	4,000

Total Expenses before Interest Expense	500,906

Interest expense	35,529

Total Expenses	536,435
Less: expenses waived by Adviser	(40,623)

Net Expenses	495,812

Net Investment Loss	(355,833)

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(40,768,057)
Net change in unrealized appreciation of investments	35,762,671

Net Realized and Unrealized Loss on Investments	(5,005,386)

Net Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(5,361,219)

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Statements of Changes in Net Assets

	Period From December 1, 2015 through May 31, 2016	Fiscal Year Ended November 30, 2015
	(Unaudited)
Operations
Net investment loss	$(355,833)	$(402,955)
Net realized loss on investments	(40,768,057)	(51,793,825)
Net change in unrealized appreciation of investments	35,762,671	(54,709,600)

Net decrease in net assets applicable to common stockholders resulting from operations	(5,361,219)	(106,906,380)

Distributions and Dividends to Common Stockholders
Net investment income	—	—
Return of capital	(1,476,084)	(11,975,033)

Total distributions and dividends to common stockholders	(1,476,084)	(11,975,033)

Capital Share Transactions
Issuance of 0 and 21,929 common shares from reinvestment of distributions and dividends to stockholders, respectively	—	186,576

Net increase in net assets applicable to common stockholders from capital share transactions	—	186,576

Total decrease in net assets applicable to common stockholders	(6,837,303)	(118,694,837)
Net Assets
Beginning of fiscal period	32,012,223	150,707,060

End of fiscal period	$25,174,920	$32,012,223

Accumulated undistributed net investment income at the end of the fiscal period, net of income taxes	$327,641	$683,474

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Statement of Cash Flows (Unaudited)

Period from December 1, 2015 through May 31, 2016

Operating Activities
Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(5,361,219)
Adjustments to reconcile decrease in net assets applicable to common stockholders to net cash provided by operating activities
Net change in unrealized appreciation of investments	(35,761,725)
Purchases of investments	(9,238,459)
Proceeds from sales of investments	17,267,753
Return of capital on distributions	743,736
Net realized losses on sales of investments	40,767,082
Purchases of short-term investments, net	(431,331)
Net accretion/amortization of senior notes’ premiums/discounts	5,795
Changes in operating assets and liabilities
Receivable for investments sold	(594)
Deferred tax asset	335,822
Distributions and dividends receivable	83,817
Interest receivable	(6,356)
Prepaid expenses and other receivables	2,149
Payable to Adviser, net of waiver	(34,125)
Payable for investments purchased	2,314,327
Distributions and dividends payable	(4,624)
Payable to Trustees	(13,423)
Accrued expenses and other liabilities	(7,658)

Net cash provided by operating activities	10,660,967

Financing Activities
Repayment of borrowing facility	(9,184,883)
Distributions and dividends paid to common stockholders	(1,476,084)

Net cash used in financing activities	(10,660,967)

Change in Cash and Cash Equivalents	—
Cash and Cash Equivalents:
Beginning of fiscal period	—

End of fiscal period	$—

Supplemental Disclosure of Cash Flow and Non-Cash Information
Interest Paid	$35,529

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Financial Highlights

	Period from December 1, 2015 through May 31, 2016	Fiscal Year Ended November 30, 2015	Fiscal Year Ended November 30, 2014(2)	Fiscal Year Ended November 30, 2013(2)	Period from February 28, 2012(1) through November 30, 2012(2)
	(Unaudited)
Per Common Share Data(3)
Net Asset Value, beginning of period	$12.93	$72.20	$92.15	$101.35	$—
Public offering price	—	—	—	—	125.00
Underwriting discounts and offering costs on issuance of common shares	—	—	—	—	(5.85)
Income from Investment Operations:
Net investment income (loss)	(0.14)	0.24	(0.25)	—	0.70
Net realized and unrealized gain (loss) on investments	(2.02)	(54.84)	(20.85)	0.80	(13.50)

Total increase (decrease) from investment operations	(2.16)	(54.60)	(21.10)	0.80	(12.80)

Less Distributions to Common Stockholders:
Net investment income	—	—	—	—	—
Return of capital	(0.60)	(4.67)	(10.00)	(10.00)	(5.00)

Total distributions to common stockholders	(0.60)	(4.67)	(10.00)	(10.00)	(5.00)

Net Asset Value, end of period	$10.17	$12.93	$61.05	$92.15	$101.35

Per common share fair value, end of period	$9.67	$11.75	$72.20	$86.00	$100.20

Total Investment Return Based on Fair Value(5)	(11.19)%	(80.59)%	(6.32)%	(4.61)%	(16.21	)%(4)

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Financial Highlights — (Continued)

	Period from December 1, 2015 through May 31, 2016		Fiscal Year Ended November 30, 2015	Fiscal Year Ended November 30, 2014(2)	Fiscal Year Ended November 30, 2013(2)	Period from February 28, 2012(1) through November 30, 2012(2)
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$25,175		$32,012	$150,707	$177,824	$193,830
Ratio of expenses (including current and deferred income tax benefit and (expense)) to average net assets after waiver(6)(7)(8)(9)	4.43%		34.22%	(0.90)%	2.41%	(7.59)%
Ratio of net investment income (loss) to average net assets before waiver(6)(7)(10)	(3.54)%		(0.88)%	(1.74)%	(0.01)%	1.08%
Ratio of net investment income (loss) to average net assets after waiver(6)(7)(10)	(3.18)%		(0.88)%	(1.74)%	0.06%	1.36%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit (expense), before waiver(6)(7)	(3.54)%		(32.00)%	1.55%	(0.34)%	10.59%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit (expense), after waiver(6)(7)	(3.18)%		(32.00)%	1.55%	(0.27)%	10.87%
Portfolio turnover rate	35.49	%(11)	68.52%	92.99%	94.34%	65.18	%(11)

(1)	Commencement of operations.

(2)	Per share data adjusted for 1:5 reverse stock split completed as of September 14, 2015.

(3)	Information presented relates to a share of common stock outstanding for the entire period.

(4)

Not annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(5)

Not annualized. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(6)	Annualized for periods less than one full year.

(7)

For the period ended May 31, 2016, the Fund accrued $0 in net current and deferred tax. For the fiscal year ended November 30, 2015, the Fund accrued $20,361,865 in net current and deferred tax benefit. For the fiscal year ended November 30, 2014, the Fund accrued $6,404,467 in net current and deferred tax expense. For the fiscal year ended November 30, 2013, the Fund accrued $598,878 in net current and deferred tax expense. For the period from February 28, 2012 through November 30, 2012, the Fund accrued $14,543,023 in net current and deferred income tax benefit.

(8)

The ratio of expenses (including current and deferred income tax benefit (expense)) to average net assets before waiver was 4.79%, 34.22%, (0.90)%, 2.48% and (7.31)% for the period ended May 31, 2016, fiscal years ended November 30, 2015, 2014, and 2013 and period from February 28, 2012 through November 30, 2012, respectively.

(9)

The ratio of expenses (excluding current and deferred income tax benefit (expense)) to average net assets before waiver was 4.79%, 3.10%, 2.39%, 2.15% and 2.20% for the period ended May 31, 2016, fiscal years ended November 30, 2015, 2014, and 2013 and period from February 28, 2012 through November 30, 2012, respectively. The ratio of expenses (excluding current and deferred income tax expense) to average net assets after waiver was 4.79%, 3.10%, 2.39%, 2.08% and 1.92% for the period ended May 31, 2016, fiscal years ended November 30, 2015, 2014, and 2013 and period from February 28, 2012 through November 30, 2012, respectively.

(10)	This ratio excludes current and deferred income tax benefit/expense on net investment income.

(11)	Not annualized.

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Notes to Financial Statements

May 31, 2016

1.    Organization

The Cushing® Energy Income Fund, formerly known as The Cushing® Royalty & Income Fund (the “Fund”), was formed as a Delaware statutory trust on July 18, 2011, and is a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is managed by Cushing® Asset Management, LP (the “Adviser”). The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund commenced operations on February 28, 2012. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SRF.”

During the fiscal year ended November 30, 2015, shares of the Fund were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to reduce the number of shares outstanding while maintaining the Fund’s and each shareholder’s aggregate net asset value. A summary of the reverse stock split is as follows:

Date	Rate	Net Asset Value Before Reverse Split	Net Asset Value After Reverse Split	Shares Outstanding Before Reverse Split	Shares Outstanding After Reverse Split
September 14, 2015	1:5	$3.47	$17.34	12,367,947	2,473,589

2.    Significant Accounting Policies

A.  Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)  The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”). Securities traded on NASDAQ will be valued at the NASDAQ official closing price. If no sale is reported on that date, the closing price from the prior day may be used.

(ii)  Listed options on debt securities are valued at the last sale price, or if there are no trades for the day, the mean of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the settlement price. Premiums for the sale of options written by the

Fund will be included in the assets of the Fund, and the market value of such options will be included as a liability.

(iii)  The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any distributions and dividends (collectively referred to as “Distributions”) paid on securities sold short and such amounts, if any, would be reflected as a Distribution expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the fair value of the securities sold short. The Fund did not hold any securities sold short as of May 31, 2016.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in energy-related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts or MLPs. The Fund records investment income on the ex-date of the Distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the Distribution income received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax reporting periods are concluded, as the actual character of these Distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the Distributions received from its portfolio investments within the Statement of Operations. For the period ended May 31, 2016, the Fund has estimated approximately 92% of the Distributions received from its portfolio investments to be return of capital.

Expenses are recorded on an accrual basis.

D.  Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The character of Distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the period ended May 31, 2016, the Fund’s Distributions were expected to be comprised of 100% return of capital. The final tax character of Distributions paid for the period ended May 31, 2016 will be determined in early 2017.

E.  Federal Income Taxation

The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in Energy Trusts, MLPs and other energy companies.

U.S. royalty trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the Fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year. In such a case, the Fund will have less after-tax cash available for distribution to shareholders.

Canadian royalty trusts are taxed as regular Canadian corporations and are now subject to “double taxation” at both the corporate level and on the income distributed to investors.

MLPs are generally treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

The Fund makes Distributions from investments, which include the amount received as cash distributions from Energy Trusts, MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.  Indemnification

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I.  Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

The Fund did not have any derivative transactions for the period ended May 31, 2016.

3.    Concentrations of Risk

The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in public and private securities of Energy Trusts, exploration and production MLPs and securities of other companies based in North America that are generally engaged in the same lines of business as those in which Energy Trusts and MLPs engage (“Other Energy Companies”, and together with Energy Trusts and MLPs, “Energy Companies”); up to 25% of its Managed Assets in unregistered or otherwise restricted securities, including securities issued by private companies; up to 25% of its Managed Assets in debt securities, preferred shares and convertible securities of Energy Companies and other issuers, provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc. (“Moody’s”), (ii) B – by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or (iii) of a comparable rating by another Nationally Recognized Statistical Rating Organization (“NRSRO”) or (b) with respect to up to 10% of its Managed Assets in debt securities, preferred shares and convertible securities that have lower ratings or are unrated at the time of investment; and up to 20% of its Managed Assets in securities of companies that are not Energy Companies. These investments may include securities such as partnership interests, limited liability company interests or units, trust units, common stock, preferred stock, convertible securities, warrants and depositary receipts and debt securities. The Fund will not invest directly in commodities.

“Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of shares of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies.

4.    Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund will pay the Advisor a fee, payable at the end of each calendar month, at an annual rate equal to 1.50% of the average weekly value of the Fund’s Managed Assets during such month for the services and facilities provided by the Adviser to the Fund. The Adviser earned $196,295 in advisory fees for the period ended May 31, 2016.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.09% of the first $100,000,000 of the Fund’s average daily net assets, 0.07% on the next $200,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $70,000.

U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

5.    Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of May 31, 2016, were as follows:

Deferred tax assets:
Net operating loss carryforward	$5,386,077
Capital loss carryforward	65,678,999
Net unrealized depreciation on investments	1,797,837

Total deferred tax assets before valuation allowance	72,862,913
Valuation allowance	(72,862,913)

Total deferred tax assets after valuation allowance	—
Less: deferred tax liabilities	—

Net deferred tax asset	$—

As of May 31, 2016, a valuation allowance of $72,862,913 was deemed necessary, as the Fund does not believe that there is an ability to realize this portion of the deferred tax asset through future taxable income.

The net operating loss carryforward and capital loss carryforward are available to offset future taxable income. The Fund had the following net operating loss and capital loss amounts:

Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2014	$7,959,580	November 30, 2034
November 30, 2015	4,994,566	November 30, 2035
November 30, 2016	1,763,416	November 30, 2036

	$14,717,562

Fiscal Year Ended Capital Loss	Amount	Expiration
November 30, 2012	$28,180,011	November 30, 2017
November 30, 2013	19,448,025	November 30, 2018
November 30, 2014	2,443,001	November 30, 2019
November 30, 2015	89,236,990	November 30, 2020
November 30, 2016	40,161,151	November 30, 2021

	$179,469,178

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Net operating losses may be carried forward for 20 years or back 2 years, and capital losses may be carried forward for 5 years.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the period ended May 31, 2016, as follows:

Income tax expense (benefit) at the federal statutory rate of 35%	$(1,876,430)
State income tax expense (benefit), net of federal benefit	(112,683)
Foreign taxes withheld	8,511
Tax expense (benefit) on permanent items	(33,635)
Tax expense (benefit) on provision to return differences	19,053
Change in valuation allowance	1,995,184

Total tax expense (benefit)	$—

At May 31, 2016, the tax cost basis of investments was $30,251,513 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$69,107,943
Gross unrealized depreciation	(72,394,451)

Net unrealized depreciation	$(3,286,508)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably expected that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value as of May 31, 2016	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock(a)	$17,614,990	$17,614,990	$—	$—
Master Limited Partnerships and Related Companies(a)	6,294,653	6,294,653	—	—

Total Equity Securities	23,909,643	23,909,643	—	—

Notes
Senior Notes(a)	2,576,250	—	2,576,250	—

Total Notes	2,576,250	—	2,576,250	—

Other
Short-Term Investments — Investment Companies(a)	479,103	479,103	—	—

Total Other	479,103	479,103	—	—

Total	$26,964,996	$24,388,746	$2,576,250	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the period ended May 31, 2016.

Transfers into and out of each level are measured at fair value as of the end of the period. There were no transfers between any levels during the period ended May 31, 2016.

7.    Investment Transactions

For the period ended May 31, 2016, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $9,238,459 and $17,267,753 (excluding short-term securities), respectively.

8.    Common Stock

The Fund had unlimited shares of capital stock authorized and 2,474,989 shares outstanding as of May 31, 2016. Transactions in common stock for the fiscal year ended November 30, 2015 and period ended May 31, 2016 were as follows:

Shares at November 30, 2014	12,347,418
Shares reduction due to reverse stock split	(9,894,358)
Shares issued through reinvestment of distributions	21,929

Shares at November 30, 2015 and May 31, 2016	2,474,989

9.    Borrowing Facilities

The Fund maintains a margin account arrangement with Credit Suisse. The interest rate charged on margin borrowing is tied to the cost of funds for Credit Suisse (which is LIBOR plus 1.20%). Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the period ended May 31, 2016 was approximately $3,899,000 and 1.81% respectively. At May 31, 2016, there was no principal balance outstanding.

10.    Subsequent Events

Subsequent to May 31, 2016, the Fund declared monthly distributions to common stockholders in the amount of $0.057 per share per month, payable on June 30, 2016 and July 29, 2016, to stockholders of record on June 16, 2016 and July 18, 2016, respectively.

The Cushing® Energy Income Fund

Additional Information (Unaudited)

May 31, 2016

Investment Policies and Parameters

The Fund is a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.

The Board of Trustees approved certain changes in the Fund’s non-fundamental investment policies, which will become effective as of October 1, 2016.

The Fund will continue to pursue its investment objective to seek a high total return with an emphasis on current income. No assurance can be given that the Fund’s investment objective will be achieved.

The Fund currently pursues its investment objective by investing in companies engaged in the upstream energy markets. Under the modified investment policies, the Fund will focus on a wider array of exploration and production (“E&P”) companies, including large cap E&P companies and integrated energy companies with significant E&P activities.

Effective as of October 1, 2016:

•

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in public and private securities of energy companies involved in exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined products or coal.

•	The Fund will invest no more than 25% of its total assets in securities of energy master limited partnerships (“MLPs”) that qualify as publicly traded partnerships under the Internal Revenue Code.

The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, the Fund limits its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons or any of its officers. For the period ended May 31, 2016, the aggregate compensation paid by the Fund to the independent trustees was $33,832. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objective will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to shareholders without charge, upon request by calling the Fund toll-free at (800)236-4424 and on the Fund’s website at www.cushingcef.com. Information regarding how the Fund voted proxies are also available to stockholders without charge on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

The portfolio turnover rate for the period ended May 31, 2016 was 35.49%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution and Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends and distributions (collectively referred to in this section as “dividends”) declared for your common shares of the Fund will be automatically reinvested by U.S. Bancorp Fund Services, LLC (the “Plan Agent”), agent for stockholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan you may contact the Plan Agent in writing at PO Box 708, Milwaukee, WI 53201-0701, or by calling the Plan Agent at 1-800-662-7232.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Other Information For Stockholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase its common shares of beneficial interest in the open market.

This report is sent to stockholders of The Cushing® Energy Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s initial public offering and the information contained in such Statement of Additional Information may have become outdated.

The Fund makes available performance and certain other on its website at www.cushingcef.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to the Fund’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate the Fund’s website in this report.

Stockholder Proxy Voting Results

The annual meeting of stockholders for the Fund was held on May 25, 2016. The matters considered at the meeting by the fund with the actual vote tabulations relating to such matters are as follows:

To elect Edward N. McMillan and Jerry V. Swank as Class II Trustees to hold office for a three-year term expiring the 2019 annual meeting, or until his successor is elected and duly qualified.

	Affirmative	Withheld
Edward N. McMillan	2,115,950	79,043
Jerry V. Swank	2,112,946	82,047

The Cushing® Energy Income Fund

Board Approval of Investment Management Agreement

May 31, 2016

On May 25, 2016, the Board of Trustees of the Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Fund and Cushing Asset Management, LP (the “Adviser”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Board of Trustees is responsible for the oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Board of Trustees received and reviewed information provided by the Adviser. The Board of Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Board of Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board of Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Agreement. The Board of Trustees reviewed certain background materials supplied by the Adviser in its presentation, including the Adviser’s Form ADV.

The Board of Trustees reviewed and considered the Adviser’s investment advisory personnel, its history and the amount of assets currently under management by the Adviser. The Board of Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Fund.

The Board of Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team members primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments.

The Board of Trustees also reviewed, among other things, the Adviser’s conflict of interest policies, insider trading policies and procedures and its Code of Ethics. The Board of Trustees, including all of the Independent Trustees, concluded that the nature, extent and quality of services to be rendered by the Adviser under the Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Board of Trustees reviewed and considered the contractual annual advisory fee to be paid by the Fund to the Adviser in light of the extent, nature and quality of the advisory services to be provided by the Adviser to the Fund.

The Board of Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses with (a) a peer group of competitor closed-end funds determined by the Adviser; and (b) other accounts or vehicles managed by the Adviser Given the small universe of managers and funds fitting within the criteria for the peer group, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and the Independent Trustees concurred with this approach.

Based on such information, the Board of Trustees determined that the peer group was of limited utility because of difference between the Fund and the other funds in the peer group, but to the extent applicable, the Fund’s levered management fee was high relative to its peer group median, but that its total expense ratio was much closer to the peer group median. The Board of Trustees discussed the expense waiver currently in place for the Fund (ending February 2017). The Board of Trustees also concluded that the fee charged by the Adviser to the Fund relative to comparable accounts of the Adviser employing similar strategies was reasonable in light of the differences between the types of clients, the kinds of costs incurred by the Adviser and other considerations faced by the Adviser in competing for and servicing such clients.

Consideration of Investment Performance

The Board of Trustees regularly reviews the performance of the Fund throughout the year. The Board of Trustees reviewed performance information comparing the performance of the Fund against its peer group over several time horizons and using different performance metrics (e.g., stock price percent changes, total return percent changes and NAV total return percent changes). The Board of Trustees noted, among other things, that the Fund’s performance generally continued to lag the peer group, but observed that there were not many funds that were truly comparable in the peer group. The Board of Trustees also noted that the Fund appeared to continue to perform in line with the performance of the Cushing Upstream Energy Income Index.

Other Considerations

The Board of Trustees received and considered a profitability analysis prepared by the Adviser based on the fees payable by the Fund under the Agreement. The Board of Trustees considered the profits realized and anticipated to be realized by the Adviser in connection with the operation of the Fund, and concluded that the profit, if any, anticipated to be realized by the Adviser in connection with the operation of the Fund is not unreasonable to the Fund.

The Board of Trustees considered whether economies of scale in the provision of services to the Fund had been or would be passed along to the shareholders under the Agreement. The Board of Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including soft dollar arrangements or other so called “fall-out benefits”. The Board of Trustees concluded there were no material economies of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

Conclusion

In approving the Agreement and the fees charged under the Agreement, the Board of Trustees concluded that no single factor reviewed by the Board of Trustees was identified by the Board of Trustees to be determinative as the principal factor in whether to approve the Agreement. The summary set out above describes the most important factors, but not all of the matters, considered by the Board of Trustees in coming to its decision regarding the Agreement. On the basis of such information as the Board of Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board of Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Board of Trustees that approval of the Agreement was consistent with the best interests of the Fund and its shareholders. A majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

The Cushing® Energy Income Fund

TRUSTEES

Brian R. Bruce

Ronald P. Trout

Edward N. McMillan

Jerry V. Swank

EXECUTIVE OFFICERS

Jerry V. Swank

Chief Executive Officer and President

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer and Secretary

Judd B. Cryer

Vice President

INVESTMENT ADVISER

Cushing® Asset Management, LP

8117 Preston Road, Suite 440

Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

NOT FDIC INSURED   |  NOT BANK GUARANTEED   |  MAY LOSE VALUE

THE CUSHING® ENERGY INCOME FUND

Investment Adviser Cushing® Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.cushingasset.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/01/2015-12/31/2015	0	0	0	0
Month #2 01/01/2016-01/31/2016	0	0	0	0
Month #3 02/01/2016-02/29/2016	0	0	0	0
Month #4 03/01/2016-03/31/2016	0	0	0	0
Month #5 04/01/2016-04/30/2016	0	0	0	0
Month #6 05/01/2016-05/31/2016	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

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(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing Energy Income Fund

By (Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date August 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date August 5, 2016

By (Signature and Title)	/s/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer
Date August 5, 2016

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